UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2007

BIOMET, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Indiana	0-12515	35-1418342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 East Bell Drive

Warsaw, Indiana 46582

(Address of Principal Executive Offices, Including Zip Code)

(574) 267-6639

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 19, 2007, Biomet, Inc. (the “Company” or “Biomet”) announced preliminary unaudited consolidated financial statements and related preliminary disclosures for the second quarter of fiscal 2006, which ended on November 30, 2006.  The preliminary unaudited consolidated financial statements and related preliminary disclosures are being furnished as Exhibit 99.1 to this Form 8-K and are incorporated by reference herein.

The information in this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in this Item 2.02 and in Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 17, 2006, and immediately prior to the approval of the merger agreement, in accordance with the Rights Agreement, dated as of December 16, 1999, as amended (the “Rights Agreement”), between Biomet, Inc. and American Stock Transfer & Trust Company (as the successor rights agent to Lake City Bank), Biomet’s Board of Directors terminated the Rights Agreement and redeemed all Rights (as defined in the Rights Agreement) issued and outstanding under the Rights Agreement. As provided in the Rights Agreement, the Rights terminated on December 17, 2006, and, thereafter, holders of the Rights were entitled only to receive the Redemption Price, as defined herein. In connection with the foregoing, a redemption payment of $0.0001 per Right (the “Redemption Price”) was paid by Biomet to Rights holders in accordance with the terms of the Rights Agreement. The record date for payment of the Redemption Price was December 28, 2006, and the payment date was January 3, 2007. On January 19, 2007, in accordance with Indiana Business Corporation Law Section 23-1-25-2, Biomet filed articles of amendment in the form attached hereto as Exhibit 3.1 with the Office of the Secretary of State of Indiana to remove the designation of Series A Preferred Shares previously designated under Section 4.5 of Biomet’s restated articles of incorporation.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Document
3.1	Articles of Amendment to the Amended Articles of Incorporation filed January 19, 2007.

99.1	Preliminary Quarterly Report for the Period Ended November 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMET, INC.

/s/ Bradley J. Tandy
By: Bradley J. Tandy
Its: Senior Vice President, Acting General Counsel and Secretary

Date: January 19, 2007